                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 2002

                                 ---------------


                            NEON COMMUNICATIONS, INC.

                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                        000-31531                    04-3523408
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(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
incorporation)


             2200 WEST PARK DRIVE, WESTBOROUGH, MASSACHUSETTS 01581
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               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 616-7800
               Registrant's telephone number, including area code

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of the Registrant's Audit Committee, the Registrant's Board of Directors dismissed the principal accountants for the Registrant, Arthur Andersen LLP ("Arthur Andersen"), effective as of June 3, 2002.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. Arthur Andersen reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a reference to a going concern uncertainty on the financial statements for the year ended December 31, 2001. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 3, 2002 is filed as
Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO.        EXHIBIT
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16.1 Letter from Arthur Andersen LLP, dated June 3, 2002, regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEON COMMUNICATIONS, INC.

Dated: June 3, 2002                 /s/ STEPHEN E. COURTER
                                    ------------------------------------------
                                    Stephen E. Courter
                                    Chairman and Chief Executive Officer


Dated: June 3, 2002                 /s/ WILLIAM A. MARSHALL
                                    ------------------------------------------
                                    William A. Marshall
                                    Chief Financial Officer and Treasurer
                                    (principal finance and accounting officer)

                                  EXHIBIT INDEX


EXHIBIT NO.            EXHIBIT
-----------            -------

   16.1 Letter from Arthur Andersen LLP, dated June 3, 2002, regarding change in certifying accountant.